UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2025

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of Principal Executive Offices) (Zip Code)

(918) 236-6461

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2025, ClearSign Technologies Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 37,126,224 shares of the Company’s common stock, par value $0.0001 per share, present or represented by proxy, which represented 70.82% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of common stock were entitled to one vote for each share of common stock held as of the close of business on May 29, 2025. Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. The three proposals below are each described in more detail in the definitive proxy statement filed with the Securities and Exchange Commission on June 13, 2025, as supplemented on July 11, 2025 (as supplemented, the “Proxy Statement”).

Proposal 1. Election of Directors.

Nominee Name	For	Withheld	Broker Non-Votes
Louis J. Basenese	26,074,018	419,173	10,633,033
Colin James Deller	23,527,028	2,966,163	10,633,033
Anthony DiGiandomenico	25,991,315	501,876	10,633,033
Catharine M. de Lacy	8,676,437	17,816,754	10,633,033
Judith S. Schrecker	8,706,082	17,787,109	10,633,033
G. Todd Silva	12,276,922	14,216,269	10,633,033

Each of the six nominees standing for re-election as a director was elected to serve on the Company’s board of directors (the “Board”) until the election and qualification of his or her successor or until his or her earlier death, resignation, or removal.

As previously disclosed, former director David M. Maley previously informed the Company that he would not stand for re-election to the Board upon expiration of his current term, which expired at the Annual Meeting. In connection therewith, also as previously disclosed in the Proxy Statement, the Board decreased the number of directors from seven to six following the Annual Meeting.

Proposal 2. The approval, on an advisory basis, of the appointment of BPM CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions
34,031,612	2,960,630	133,982

There were no broker non-votes on this proposal.

The stockholders approved, on an advisory basis, the appointment of BPM CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3. The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
20,433,300	3,851,598	2,208,293	10,633,033

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2025

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer